UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A:

033-71686              Masters
333-20343              TD Waterhouse

       SUPPLEMENT DATED JUNE 25, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

         SUPPLEMENT DATED JUNE 25, 2008 TO PROSPECTUS DATED MAY 1, 2008

     THIS SUPPLEMENT SUPERCEDES THE PREVIOUS SUPPLEMENT DATED MAY 1, 2008.

The following replaces the text appearing under the heading "Market Value Adjustment":

       Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to distributions on the death of the Annuitant, an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.

       The purpose of the Market Value Adjustment is to transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor (i.e., 0.0025%), then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.

       We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:

                 1. Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and

                 2. Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.

The following replaces the first sentence of the hypothetical provided in Appendix I:

       We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn, transferred or otherwise paid out (annuitized) before the end of a Guarantee Period (after deduction of any applicable surrender charge) by the following Market Value Adjustment factor:

HV-6705